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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): JULY 18, 2001



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)


          TEXAS                            000-24677                             76-0306721
(State of Incorporation)            (Commission File No.)            (I.R.S. Employer Identification No.)


              5151 SAN FELIPE, 25TH FLOOR
                    HOUSTON, TEXAS                                     77056
       (Address of Principal Executive Offices)                      (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000


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ITEM 5. OTHER EVENTS.

         On July 18, 2001, BindView Development Corporation ("BindView") issued a press release announcing that it has completed a corporate reorganization and implemented a number of cost-cutting measures to improve operating efficiency and accelerate the company's return to profitability. The press release also announced that Bill Miller has been appointed chief operating officer and Gary Margolis has been promoted to chief technology officer. A copy of the press release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated July 18, 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BINDVIEW DEVELOPMENT CORPORATION



Dated:  July 20, 2001                    By:     /s/ EDWARD L. PIERCE
                                            ------------------------------------
                                                     Edward L. Pierce,
                                                 Senior Vice President and
                                                  Chief Financial Officer








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